Standard Nuclear Appoints Seth Cohen to Board of Directors
Former DOE nuclear policy leader brings expertise at the intersection of energy, infrastructure, and federal policy
Oak Ridge, TN — August 14, 2026 — Standard Nuclear, Inc. (NYSE: STDN) (“Standard Nuclear” or the “Company”), a reactor-agnostic producer of TRISO nuclear fuel, today announced the appointment of Seth Cohen to its Board of Directors, effective August 12, 2026.
Cohen brings a distinctive combination of legal, regulatory, and federal policy experience across the nuclear industry, a vantage point increasingly critical as advanced reactors, national infrastructure, and surging demand for reliable power reshape the sector. As Chief Counsel for Nuclear Policy at the U.S. Department of Energy, he oversaw the department’s nuclear legal and policy work and coordinated closely with the White House, the Nuclear Regulatory Commission, and NASA on the deployment of advanced nuclear and space power systems. Prior to entering government service, Cohen practiced at Kirkland & Ellis LLP in San Francisco, where he handled Supreme Court and appellate litigation.
"Seth brings deep legal and policy insight to our Board at a critical time, as we look to accelerate the delivery of advanced nuclear fuel and components for terrestrial, defense, and space sectors," said Kurt Terrani, President and Chief Executive Officer of Standard Nuclear. "His thorough grasp of federal regulatory frameworks and drive to ensure sustained American leadership in safe, abundant nuclear energy will be invaluable for scaling our operational and commercial footprint."
“I am honored to join the Board at such a pivotal moment for nuclear power,” said Cohen. “The decisions being made today about how we build, regulate, and fuel the next generation of nuclear infrastructure will have lasting impact, and I look forward to contributing to Standard Nuclear’s mission.”
Cohen’s appointment reflects Standard Nuclear’s strategic focus on building deep legal, regulatory, and policy expertise into its leadership structure as it seeks to scale domestic nuclear fuel production. The Company’s TRISO fuel supports a new generation of advanced reactors with direct applications across defense, industrial, and commercial programs, including microreactor demonstrations currently underway at U.S. national laboratories.
About Standard Nuclear
Standard Nuclear’s mission is to reliably deliver the essential building blocks of nuclear power at scale — enabling cost-effective, safe, and secure energy for the world. Supported by leading U.S. defense technology and critical infrastructure investment firms, Standard Nuclear is focused on the large-scale production of advanced nuclear fuel and radioisotope power systems. It is the nation’s only independent manufacturer of TRISO fuel — a robust, high-performance fuel essential to advanced nuclear reactors for terrestrial, national security, and space applications. Standard Nuclear offers a reactor-agnostic supply of advanced fuels to the next-generation nuclear industry and delivers dependable radioisotope power solutions to the space and defense sectors. Through these efforts, it is helping to eliminate U.S. reliance on geopolitical adversaries for these strategically vital technologies. For more information, visit: https://www.standardnuclear.com.

Forward-Looking Statements

This press release contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements contained in this press release other than statements of historical fact, including statements regarding the Company’s future results of operations and financial condition, business strategy and plans, production capacity, market growth and objectives for future operations, are forward-looking statements. In some cases, investors can identify forward-looking statements by terms such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "target", "will", or "would" or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this press release and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations.

The Company operates in a very competitive and rapidly changing environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. As a result of these factors, the Company cannot assure investors that the forward-looking statements in this press release will prove to be accurate.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this press release, the events and circumstances reflected in forward-looking statements may not be achieved or occur and actual results could differ materially from those contained in or implied by any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including Risk Factors in our most recent Registration Statement on Form S-1, in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

Contacts:

Investors Contact:
investors@standardnuclear.com

Media Contact:
StandardNuclear@icrinc.com